EXHIBIT 10.1

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(the "Exchange Act")

(Amendment No. _________)*

CONTINENTAL ENERGY CORPORATION
(Name of Issuer)

COMMON SHARES
(Title of Class of Securities)

210909107
(CUSIP Number)

JOINT FILING AGREEMENT

The undersigned agree that the accompanying Statement on Schedule 13D, dated May 16, 2014, is being filed with the Securities and Exchange Commission on behalf of the each of the undersigned pursuant to Rule 13d-1(k) promulgated under the Exchange Act.

Dated: May 16, 2014	VISIONAIRE INVEST AS By: /s/ Johnny Christiansen Johnny Christiansen Chief Executive Officer
/s/ Johnny Christiansen JOHNNY CHRISTIANSEN